Exhibit 99.1

ANNUAL MEETING OF STOCKHOLDERS OF

LOCAL FINANCIAL CORPORATION
               , 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided.â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 1, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
1.	Adoption of the Agreement and Plan of Merger, dated as of January 22, 2004, among International Bancshares Corporation, LFC Acquisition Corp. and Local Financial Corporation.	☐	☐	☐

2.	Election of Directors:
NOMINEES
	☐ FOR ALL NOMINEES	¡	Edward A. Townsend
		¡	Robert A. Kotecki
	☐ WITHHOLD AUTHORITY	¡	J. David Rosenberg
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

		FOR	AGAINST	ABSTAIN
3.	Ratification of the appointment of KPMG LLP as independent auditors for the year ending December 31, 2004.	☐	☐	☐

4.	Proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to constitute a quorum and/or approve the proposals to be presented at the Annual Meeting.	☐	☐	☐

This signed proxy will be voted as directed, but if no instructions are specified, this signed proxy will be voted “FOR” each of the proposals stated. However, no proxy that is voted against the merger will be voted in favor of adjournment to solicit further proxies in favor of the merger. Additionally, if any other business is presented at such meeting, this signed proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

LOCAL FINANCIAL CORPORATION

3601 N.W. 63rd Street
Oklahoma City, Oklahoma 73116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Edward A. Townsend and Richard L. Park as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Local Financial Corporation held of record by the undersigned on ______, 2004, at the Annual Meeting of Shareholders to be held on ______, 2004, or any adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

LOCAL FINANCIAL CORPORATION

              , 2004

PROXY VOTING INSTRUCTIONS

COMPANY NUMBER

ACCOUNT NUMBER

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

â Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 1, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

		FOR	AGAINST	ABSTAIN
1.	Adoption of the Agreement and Plan of Merger, dated as of January 22, 2004, among International Bancshares Corporation, LFC Acquisition Corp. and Local Financial Corporation.	☐	☐	☐

2.	Election of Directors:
NOMINEES
	☐ FOR ALL NOMINEES	¡	Edward A. Townsend
		¡	Robert A. Kotecki
	☐ WITHHOLD AUTHORITY	¡	J. David Rosenberg
FOR ALL NOMINEES

☐ FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

		FOR	AGAINST	ABSTAIN
3.	Ratification of the appointment of KPMG LLP as independent auditors for the year ending December 31, 2004.	☐	☐	☐

4.	Proposal to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting to constitute a quorum and/or approve the proposals to be presented at the Annual Meeting.	☐	☐	☐

This signed proxy will be voted as directed, but if no instructions are specified, this signed proxy will be voted “FOR” each of the proposals stated. However, no proxy that is voted against the merger will be voted in favor of adjournment to solicit further proxies in favor of the merger. Additionally, if any other business is presented at such meeting, this signed proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.